SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Soliciting Material Under Rule 14a-12
☐	Confidential, For Use of the
Commission Only (as permitted by
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials

HAEMONETICS CORPORATION
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HAEMONETICS®

HAEMONETICS CORPORATION

Notice of Annual Meeting of Stockholders

July 27, 2005

To the Stockholders:

The Annual Meeting of our Stockholders will be held on Wednesday, July 27, 2005 at 9:00 a.m. at our Corporate Offices located at 400 Wood Road, Braintree, Massachusetts for the following purposes:

1.	To elect three Directors as more fully described in the accompanying Proxy Statement.

2.	To consider and act upon a proposal to approve the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan.

3.	To ratify the selection of Ernst & Young LLP as independent public accountants for fiscal year 2006.

4.	To consider and act upon any other business which may properly come before the meeting.

The Board of Directors has fixed the close of business on May 31, 2005 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

By Order of the Board of Directors

Alicia R. Lopez Secretary

Braintree, Massachusetts June 17, 2005

HAEMONETICS CORPORATION PROXY STATEMENT Table of Contents
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GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, July 27, 2005 at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 17, 2005.

Voting

If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor of the election of directors as set forth in this Proxy Statement and for items 2 and 3 listed in the notice of the Meeting. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

Quorum

A majority of the votes entitled to be cast on the matter must be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the election of any director or for the consideration of any question. The election of the nominees for director will be decided by plurality vote. To approve items 2 and 3 listed in the Notice of the Meeting, it is necessary that the votes cast favoring the action exceed the votes cast opposing the action. Abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of any vote taken at the Meeting.

Solicitation of Proxies

The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company. The Company may retain a proxy solicitation firm to aid in soliciting proxies from its stockholders. The fees of any such firm are not expected to exceed $9,000, plus reimbursement of out-of- pocket expenses.

The Company’s principal executive offices are located at 400 Wood Road, Braintree, Massachusetts, USA 02184-9114, telephone number (781) 848-7100.

Record Date and Voting Securities

Only stockholders of record at the close of business on May 31, 2005 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 26,289,830 shares of common stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

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BOARD OF DIRECTORS

Meetings of the Board of Directors

During the last fiscal year, there were four regular meetings of the Board of Directors of the Company. All of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held while he or she was a director, and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. All directors are strongly encouraged to attend the annual meeting of stockholders. All directors except one attended the 2004 annual meeting of stockholders.

Directors’ Compensation

Directors, who are not employees of the Company, with the exception of the Chairman of the Board, receive an annual cash fee of $24,000, as well as a fee of $1,000 for each Board meeting attended ($500 if a telephone meeting) and a fee of $500 for each Committee meeting attended ($300 if a telephone meeting). In addition, directors other than the Chairman of the Board who chair Board Committees receive an annual retainer of $4,000. Directors, including the Chairman of the Board, also receive an annual grant of options to purchase 6,000 shares of common stock of the Company. In addition, upon their initial election to the Board, directors receive an option to purchase 20,000 shares of the Company’s common stock.

The options for the purchase of 6,000 shares of common stock of the Company granted to directors during fiscal 2005 were at an exercise price of $26.105 per share. Upon their initial election as a director in August 2004, Susan Bartlett Foote and Pedro Granadillo each received a grant of options to purchase 20,000 shares of common stock of the Company at an exercise price of $29.895 per share. During fiscal 2005, Ronald Matricaria received an annual fee as Chairman of the Board in the amount of $200,000 and was granted an option to purchase 6,000 shares of common stock of the Company at an exercise price of $26.105 per share. Options granted to the directors and to the Chairman vest immediately upon date of grant. All options are granted at fair market value at date of grant.

Executive Sessions

Executive sessions of the non-management directors (all of whom are independent) are generally held at the end of each board meeting. Ronald A. Matricaria, Chairman of the Board of Directors, presides over all such executive sessions.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors or any individual director by sending such communications to the attention of the Secretary of the Board of Directors, Alicia R. Lopez, who will forward all such communications to the Chairman of the Board. Communication may also be sent via the Company’s website: http://www.haemonetics.com/site/content/investor/complaint-handling.asp

Corporate Governance Principles and Board Matters

The Company’s Code of Business Conduct, Governance Guidelines and the Charters of the Audit, Compensation and Management Development, and the Nominating and Governance committees may be viewed on the Company’s website under Investor Relations at http://www.haemonetics.com/site/content/investor/corp_gov.asp and printed copies can be obtained by contacting the Company’s Secretary at the Company’s headquarters.

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Board Independence

The Board has determined that each of the directors, other than Mr. Nutter and Dr. Sakurada, has no material relationship with the Company and are independent within the meaning of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE) director independence standards in effect.

Committees of the Board

Compensation – The Board of Directors has a Compensation and Management Development Committee (the “Compensation Committee”) composed of independent directors who are not employees of the Company. Currently, the members of the Compensation Committee are Ronald G. Gelbman, Chairman, Susan Bartlett Foote and Pedro Granadillo. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company’s 1990 Stock Option Plan and its 1992 and 2000 Long-term Incentive Plans. During the last fiscal year, there were seven meetings of the Compensation Committee.

Audit – The Board of Directors has an Audit Committee composed of independent directors who are not employees of the Company. Currently, the members of the Audit Committee are Benjamin L. Holmes, Chairman, Lawrence C. Best, and Ronald G. Gelbman. The Audit Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal controls, and the Company’s processes for monitoring compliance by the Company with Company policies. The Audit Committee is directly responsible for the appointment and termination (subject to stockholder ratification), and compensation of the independent registered public accounting firm. The Committee reviews with the Company’s independent registered public accounting firm the scope of the audit for the year and the results of the audit when completed. The Audit Committee also reviews with internal audit various matters relating to internal accounting controls. During the last fiscal year, there were six meetings of the Audit Committee.

Governance – The Board of Directors has a Nominating and Governance Committee composed of independent directors who are not employees of the Company. Currently, the members of the Nominating and Governance Committee are Ronald A. Matricaria, Chairman, Benjamin L. Holmes, and Pedro Granadillo. The Nominating and Governance Committee recommends nominees for election as directors to the full Board of Directors. The Nominating and Governance Committee considers recommendations for nominees for directorships submitted by stockholders, directors and members of management. Other responsibilities of the Nominating and Governance Committee include recommending to the Board a set of corporate governance principles applicable to the Company and periodically reviewing such guidelines and recommending appropriate changes as applicable. During the last fiscal year, there were three regular meetings of the Nominating and Governance Committee.

Director Nomination Process

The Nominating and Governance Committee will review and evaluate all director nominations in the same manner. Stockholders who wish to submit candidates for consideration as nominees may submit an appropriate letter and resume to the Secretary of the Company at the Company’s executive offices in Braintree, Massachusetts.

When identifying director nominees, the Nominating and Governance Committee will consider the following minimum criteria:

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•	The nominee’s reputation, integrity, independence of thought and judgment, financial sophistication, leadership and (for NYSE and SEC purposes) independence;

•	The nominee’s skills and business, personal and professional accomplishments, government or other professional experience and acumen, bearing in mind the composition of the Board and the current state of the Company and the markets in which the Company is active at the time;

•	The number of other public companies for which the nominee serves as a director;

•	The extent to which the nominee is prepared to participate fully in Board activities, including at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other commitments that would, in the judgment of the Committee, interfere with or limit his or her ability to do so;

•	The extent to which the nominee helps the Board reflect the diversity and interests of the Company’s stockholders, employees, customers and communities;

•	The willingness of the nominee to meet the Company’s stock ownership requirements for directors;

•	The nominee’s knowledge of one or more segments of the Company’s business; and

•	The nominee’s commitment to increasing stockholder value in the Company.

In the case of current directors being considered for re-nomination, the Nominating and Governance Committee will also take into consideration the director’s history of attendance at Board and committee meetings, tenure as a member of the Board, and preparation for and participation in such meetings.

The Company’s nomination process for new Board members is as follows:

•	The Nominating and Governance Committee, the Chairman of the Board, the Chief Executive Officer, or other Board member identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board.

•	The Nominating and Governance Committee initiates a search seeking input from Board members and senior management and hiring a search firm, if necessary.

•	The Nominating and Governance Committee considers recommendations for nominees for directorships submitted by stockholders.

•	The initial list of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board, are identified and presented to the Nominating and Governance Committee, or its delegate, which evaluates the candidates.

•	The Chairman of the Board and at least one member of the Nominating and Governance Committee interviews top candidates.

•	The full Board is kept informed of progress.

•	The Nominating and Governance Committee may offer other Board members the opportunity to interview the candidates and then meets to consider and approve the final candidates.
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•	The Nominating and Governance Committee seeks full Board endorsement of the final candidates.

•	The final candidates are nominated by the Board or elected to fill a vacancy.
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ITEM 1 – ELECTION OF DIRECTORS

Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years and until their successors shall be duly elected and qualified or until their death, resignation or removal. The terms of Lawrence C. Best, Benjamin L. Holmes and Yutaka Sakurada are expiring at this annual meeting. Dr. Sakurada is leaving the Board after fourteen years of dedicated service as director of the Company and Benjamin L. Holmes is the leaving the Board after eight years of dedicated service as a director of the Company.

It is proposed that Lawrence C. Best and two new Directors, Richard J. Meelia and Ronald L. Merriman, be elected to serve terms of 3 years ending in 2008.

The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.

Nominees for terms ending in 2008

Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships

Lawrence C. Best Age 55 First elected Director in 2003	•	1992 to present Executive Vice President and Chief Financial Officer for Boston Scientific, a worldwide device manufacturer

	•	Previously partner in the accounting firm of Ernst & Young, specializing in serving multinational companies in the high technology and life sciences fields

	•	1979 to 1981 two year fellowship at the Securities and Exchange Commission and one-year term as White House-appointed Presidential Exchange Executive

	•	Currently serves as a member of the Board of Directors of Biogen Idec, Inc. and on the President’s Council of Massachusetts General Hospital in Boston.

Richard J. Meelia Age 56 Nominated for Director in 2005	•	1995 to present, President of Tyco Healthcare, a multi billion dollar healthcare business

	•	1991 to 1995 Group President of Kendall Healthcare Products Company, a $450 million healthcare business

	•	1987 to 1990 President of Infusaid, Inc., a division of Pfizer

	•	1973 to 1987 Vice President of Sales and Marketing at American Hospital Supply Corporation/Kendall McGaw

	•	Currently Chairman of the Board of Directors at EmployAbility, Inc., and member of the Boards of Directors at Aspect Medical Systems, Inc., Chernobyl Children Project, Inc., Saint Anselm College and Caritas Norwood Hospital.

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Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships

Ronald L. Merriman Age 60 Nominated for Director in 2005	•	2003 to present, manager of Merriman Partners, a consulting business for professional service firms

	•	2000 to 2003 Managing Director and Member of the Office of the Chair at O’Melveny & Myers LLP

	•	1999 to 2000 Executive Vice President of Carlson Wagonlit Travel

	•	1967 to 1997 increasingly responsible positions at KPMG including Vice Chair of the Management Committee, Chief Operating Officer, Board Member, and Senior Partner

	•	Currently member of the Board of Directors of Pentair, a Fortune 500 global industrial company; CardioDynamics International, a medical technology company; and Corautus Genetics, a vascular genetics company.

Sitting Board Members

Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships

Ronald G. Gelbman Age 58 First elected Director in 2000 Serving a term ending in 2006	•	1998 to 2000, Johnson & Johnson Worldwide Chairman of the Health Systems and Diagnostics Group and member of the Executive Committee

	•	1972 to 1998 various senior level positions throughout the Johnson and Johnson organization

	•	Currently member of the Board of Directors of Serologicals Corporation, a publicly traded biologics company; a member of the CareGain Board of Advisors, a healthcare management company; and the SunTrust Southwest Florida Board of Advisors; Trustee at Rollins College, the Ringling School of Art and Design, Sarasota YMCA Executive Committee; and Chair of ODA College Preparatory School.

Ronald A. Matricaria Age 62 First elected Director in 2002 Serving a term ending in 2006	•	Since April 2003 non-executive Chairman of the Company

	•	1995 to 2002, Chairman and from 1993 to 1999, President and CEO of St. Jude Medical Inc

	•	Previously, Executive Vice President of the Pharmaceutical Division and President of North American Operations for Eli Lilly and Company, Inc.

	•	Currently member of the Board of Directors of the following publicly traded companies:Cyberonics, Inc., a medical device company; Invitrogen, Inc., a life science technology company; VistaCare, Inc., a provider of hospice services; and CardioDynamics International, a medical technology company. Trustee emeritus of the University of Minnesota Foundation. In 2002, Life Time Achievement award for significant contributions to the healthcare industry.

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Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships

Brad Nutter Age 53 First elected Director in 2003 Serving a term ending in 2006	•	Since April 2003, President and CEO of the Company

	•	2000, President and Chief Executive Officer, Gambro Healthcare, an international dialysis services company, a division of Gambro AB

	•	1997 to 2000, Executive Vice President and Chief Operating Officer of Syncor International, Inc., a radiopharmaceuticals and medical imaging company

	•	Previously, senior positions at American Hospital Supply and Baxter International, Inc.

Susan Bartlett Foote Age 59 First elected Director in 2004 Serving a term ending in 2007	•	Since 1999 Associate Professor and Division Head, Division of Health Services Research and Policy for the School of Public Health at the University of Minnesota

	•	1982 to 1993, Associate Professor of Business & Public Policy at the University of California at Berkeley

	•	1996 to 1999, President, Public Policy Partners, a health policy consulting firm

	•	1995 a Partner in the law firm of Dorsey & Whitney

	•	1991 to 1994 a Senior Health Policy Analyst for the United States Senate

	•	Currently, member of the California State Bar Association; director of Park Nicollet Institute, Urologix, Inc., Banner Health System, and Medical Technology Leadership Forum; member of the Medicare Coverage Advisory Committee; Mayor of Saint Paul Biotechnology Economic Development Advisory Committee, and the Saint Paul Heritage Preservation Commission

Pedro P. Granadillo Age 58 First elected Director in 2004 Serving a term ending in 2007	•	1993 to 2004 Senior Vice President of Human Resources at Eli Lilly & Co.

	•	1970 to 1993 various positions throughout the Eli Lilly organization including 13 years in senior level positions in manufacturing in the United States and internationally

	•	Currently, member of the Board of Directors of First Indiana Corporation, First Indiana Bank, N.A., Noven Pharmaceuticals and the Purdue Research Foundation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT

The following table sets forth, as of May 9, 2005, certain information with respect to beneficial ownership of the Company’s common stock by: (i) each person known by the Company to own beneficially more than five percent of the Company’s common stock; (ii) each of the Company’s directors and nominees and each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.

Ownership Table

Name of Beneficial Owner	Title of Class	Amount & Nature Beneficial Ownership	Percent Of Class

Ronald A. Matricaria (1)	Common Stock	112,000	0.42%
Brad Nutter (2)	Common Stock	180,000	0.68%
Peter M. Allen (3)	Common Stock	31,349	0.12%
Brian Concannon (4)	Common Stock	35,350	0.13%
Ronald J. Ryan (5)	Common Stock	199,791	0.75%
Robert Ebbeling (6)	Common Stock	135,437	0.51%
Yutaka Sakurada (7)	Common Stock	90,955	0.34%
Ronald G. Gelbman (8)	Common Stock	39,000	0.15%
Benjamin L. Holmes (9)	Common Stock	34,000	0.13%
Lawrence C Best (10)	Common Stock	26,000	0.10%
Susan Bartlett Foote (11)	Common Stock	20,000	0.08%
Pedro P. Granadillo (12)	Common Stock	20,000	0.08%
Richard J. Meelia.(13)	Common Stock	0	0.0%
Ronald L. Merriman (14)	Common Stock	0	0.0%
Barclays Global Investors, N.A. (15)	Common Stock	2,544,475	9.68%
Wellington Management (16)	Common Stock	2,753260	10.48%
Cooke & Bieler LP (17)	Common Stock	1,571,340	5.98%
Vanguard Specialized Funds (18)	Common Stock	1,755,400	6.68%
All executive officers and directors as a group (12 persons) (19)	Common Stock	923,882	3.40%

(1) Includes 87,000 shares that Mr. Matricaria has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005

(2) Includes 175,000 shares that Mr. Nutter has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005

(3) Includes 28,750 shares which Mr. Allen has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005

(4) Includes 28,750 shares which Mr. Concannon has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(5) Includes 198,202 shares which Mr. Ryan has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.
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(6) Includes 112,381 shares which Mr. Ebbeling has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(7) Includes 88,608 shares which Dr. Sakurada has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(8) Consists of 39,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(9) Includes 33,000 shares which Mr. Holmes has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(10) Consists of 26,000 shares which Mr. Best has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(11) Consists of 20,000 shares which Ms. Foote has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(12) Consists of 20,000 shares which Mr. Granadillo has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

(13) Mr. Meelia is a new director being nominated at the July 27, 2005 Meeting.

 (14) Mr. Merriman is a new director being nominated at the July 27, 2005 Meeting.

(15) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 reporting aggregate ownership of and sole dispositive power over 2,554,475 shares and sole voting power over 2,344,764 shares. The reporting entity’s address is 45 Fremont Street, 17th Floor, San Francisco CA 94105.

(16) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 reporting aggregate ownership of 2,753,260 shares, shared dispositive power over 2,738,960 shares and shared voting power over 862,050 shares. The reporting entity’s address is 75 State Street, Boston, MA 02109.

(17) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2005 reporting aggregate ownership of and shared dispositive power over 1,571,340 shares and shared voting power over 761,685 shares. The reporting entity’s address is 1700 Market Street, Suite 3222 Philadelphia, PA 19103

(18) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2005 reporting aggregate ownership of shared dispositive power and sole voting power over 1,755,400 shares. The reporting entity’s address is 100 Vanguard Boulevard, VM #V34, Malvern, PA 19355.

(19) Includes 856,691 shares which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 9, 2005.

Compliance with Section 16(a) of the Securities Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires the Company’s directors, officers and persons who own more than 10% of the Company’s common stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the
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Company’s common stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company’s most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its common stock were complied with except that through inadvertence, initial statements of beneficial ownership on Form 3 for two officers, William Still and Mark Popovsky, who became subject to Section 16(a) reporting requirements at the end of fiscal year 2005, were not timely filed. There were no transactions not timely filed as a result of this inadvertence.
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COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT ON EXECUTIVE COMPENSATION [1]

The Compensation and Management Development Committee (“Compensation Committee”) determines and reviews the compensation to be paid to the key executives of the Company and administers the Company’s 1990 Stock Option Plan and its 1992 and 2000 Long-Term Incentive Plans. The Compensation Committee is comprised entirely of independent directors.

In its deliberations, the Committee takes into account the recommendations of appropriate Company officials.

Compensation Philosophy

The Company’s executive compensation program is intended to attract, retain and motivate exceptional leaders dedicated to the success of the organization, maximize individual and company performance and display a clear correlation between the cost of compensation and the value to the employees and the Company. To align executive compensation with stockholder interests and company performance, the program utilizes a combination of salary, cash bonuses, and stock options awarded primarily for the achievement of pre-determined corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company’s performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position, current performance within their position and past achievements with the Company, as well as the Company’s performance.

To strengthen the alignment between the long-term interests of the employees and the stockholders, the Company maintains an executive share ownership program.

Base Salaries

In arriving at the base salaries paid to the Company’s executives for the year ended April 2, 2005, the Committee considered each executive’s individual contributions to the performance of the Company, his or her level of responsibility, experience in business, potential in the company, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company’s executive officers, and no particular weight was assigned to any one factor.

Performance Based Annual Bonus

For the fiscal year ended April 2, 2005, each executive was eligible to receive a potential cash bonus. These potential cash awards are established at the beginning of the fiscal year and executives may not receive any of the cash awards unless the Company reaches certain minimum stated earnings per share results for the fiscal year. Bonus payouts are determined by the Company’s performance to specific targets for revenue, operating income and earnings per share for the fiscal year. If the specified targets are underachieved or overachieved, the potential cash bonus is adjusted to certain specified levels. A

1	The material in this report is not “soliciting material,” is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
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portion of an executive’s bonus is also dependent upon their individual performance against their own individual performance objectives, such as division financial performance, business development goals and cost savings initiatives. For all executives, 70% of their stated potential cash bonus was solely dependent upon the achievement of the stated corporate financial performance targets for revenue, operating income and earnings per share for the fiscal year, and 30% was dependent upon the achievement of their individual performance objectives. In reaching its decisions with respect to bonus payments for fiscal 2005, the Compensation Committee considered the Company’s performance to its stated financial performance targets. The bonuses based upon corporate performance were approved by the Compensation Committee in accordance with the predetermined payout schedule approved at the beginning of the fiscal year. For the portion of the bonuses associated with the achievement of individual goals, the Compensation Committee approved these bonuses after considering the achievement of the individual performance objectives.

For fiscal 2006, the Compensation Committee approved potential bonus opportunities for executive officers, with 70% of each officer’s bonus opportunity tied to the achievement of predetermined corporate financial performance targets for revenue, operating income and earnings per share, and 30% to the achievement of predetermined individual performance objectives.

Long- Term Incentive Plans

The Company’s stock option program is intended to provide additional incentive to build stockholders value, reward long-term corporate performance, and promote employee commitment through stock ownership. Information with respect to stock options held by executive officers is included in the tables following this report.

 In determining the number of options granted to individual executives, the Committee reviewed competitive market data and the nature and scope of each executive position. The vesting of options granted in fiscal year 2005 is time vested over four years. The amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company’s common stock.

2004 Compensation Review

In 2004, the Committee engaged an executive compensation consulting firm to review executive compensation levels and design a new long-term incentive plan. The Committee’s goal was to ensure that the Company’s compensation practices are aligned with the Company’s compensation philosophy and are competitive with companies of similar size and scope. The review affirmed that the Company’s base salary and bonus programs are competitive and appropriately aligned. As a result of the review, the Committee decided to make the following changes to the long-term incentive plan program to promote the Company’s long-term performance goals and strengthen alignment with stockholder interests, contingent upon stockholder approval of the 2005 Incentive Compensation Plan:

1.	The determination of long-term incentive compensation grants to executives will no longer be based on a fixed number of shares; rather, the determination will be made according to a value based model derived from competitive data.

2.	In addition to options, performance based stock grants, will be available for award at the discretion of the Compensation Committee, in accordance with the terms of the Plan.

Internal Revenue Code Limits on Deductibility of Certain Compensation

In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly

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compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1.0 million to a covered executive, other than performance based compensation, cannot be deducted. In order to qualify as performance based compensation under the tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements. The Company has not adopted a policy that all executive compensation be fully deductible.

Compensation of Chief Executive Officer

In recognition of Mr. Nutter’s leadership and the Company’s performance during the fiscal year ended April 2, 2005, the Compensation Committee in May 2005 awarded Mr. Nutter a merit increase of 5% (which he declined to accept) and a cash bonus of $370,800. Mr. Nutter’s target bonus for fiscal year 2005 was $350,000. As in the case of the other executive officers, 70% was dependent upon the achievement of stated corporate performance targets (revenue, operating income and earnings per share) and 30% on individual performance objectives. The cash bonus actually awarded was based upon achievement, and in some cases overachievement, of such goals. For the 2006 fiscal year the Committee did not elect to increase Mr. Nutter’s target bonus, which will remain at the fiscal year 2005 level of $350,000. The Committee has recommended that if stockholders approve the 2005 Long-Term Incentive Compensation Plan, then Mr. Nutter be granted an option for the purchase of 200,000 shares of common stock. Such option would be granted at fair market value on the date of grant (which would not be before stockholder approval).

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE Ronald G. Gelbman, Chairman Susan Bartlett Foote Pedro P. Granadillo
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EXECUTIVE COMPENSATION

The following table sets forth all compensation earned by the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers (other than the Chief Executive Officer) for all services rendered as executive officers to the Company and its subsidiaries for the Company’s fiscal years ended April 2, 2005, April 3, 2004 and March 29, 2003.

Summary Compensation Table

	Annual Compensation					Long-Term	Compensation
Name and Principal Position	Year	Salary (1)	Bonus (1)	Other Annual Compensation		Awards Stock Options	All Other Compensation (6)

Brad Nutter (2)	2005	$500,000	$370,825	$10,540	(3)	100,000	$-0-
President & CEO	2004	$500,000	$225,000	$123,965	(3)	300,000	$-0-

Peter Allen (4)	2005	$356,327	$170,262	$215,040	(5)	15,000	$1,649
President, Donor Division	2004	$208,654	$82,700	$62,885	(5)	100,000	$-0-

Brian Concannon (4)	2005	$356,327	$170,262	$841		15,000	$6,000
President, Patient Division	2004	$188,461	$82,700	$405		100,000	$-0-

Ronald Ryan	2005	$318,315	$155,640	$5,454	(7)	10,000	$6,000
VP, Finance, & CFO	2004	$306,014	$129,600	$12,171	(7)	-0-	$6,000
	2003	$296,373	$-0-	$12,126	(7)	22,000	$6,000

Robert Ebbeling	2005	$289,124	$124,173	$4,117	(8)	15,000	$6,000
VP, Operations	2004	$277,296	$103,400	$9,891	(8)	-0-	$6,000
	2003	$257,599	$-0-	$9,787	(8)	22,000	$6,000

(1) Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.
(2) Mr. Nutter was hired effective April 1, 2003. During the fiscal year ended March 29, 2003, no compensation was paid to Mr. Nutter.

(3) Includes an automobile allowance of $9,250 and $6,167 paid to Mr. Nutter in 2005 and 2004, respectively, and includes relocation expenses of $116,555 paid on behalf of Mr. Nutter in 2004.

(4) Mr. Allen was hired effective August 25, 2003 and Mr. Concannon was hired effective September 15, 2003. During the fiscal year ended March 29, 2003, no compensation was paid to either Mr. Allen or Mr. Concannon.

(5) Includes relocation expenses of $214,183 and $62,417 paid on behalf of Mr. Allen in 2005 and 2004, respectively.

(6) Consists of $6,000 in matching contributions made by the Company under its 401(k) Plan for the years 2005, 2004 and, 2003 for each Mr. Ryan and Mr. Ebbeling and consists of matching contributions made by the Company under its 401(k) Plan during 2005 of $1,649 for Mr. Allen and $6,000 for Mr. Concannon.

(7) Includes an auto allowance paid to Mr. Ryan of $1,615 in 2005, $8,400 in 2004 and $8,561 in 2003.
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(8) Includes an auto allowance paid to Mr. Ebbeling of $1,615 in 2005, $8,400 in 2004 and $8,561 in 2003.

The Company has employment agreements with Brad Nutter, Peter Allen, Brian Concannon, Ronald J Ryan, and Robert Ebbeling which provide that they shall serve in the capacities indicated in the executive compensation table at annual minimum base salaries as follows: Brad Nutter, $500,000; Peter Allen, $350,000; Brian Concannon, $350,000; Ronald J. Ryan, $250,000; and Robert Ebbeling, $210,000. Such officers also receive such fringe benefits as are generally made available by the Company to its other full-time executive employees. The agreements are terminable by either the Company or the officer annually. In the event of a change in control of the Company, the agreements provide that certain of the officers shall be entitled to lump sum payments in varying amounts not in excess of 2.99 times the officer’s base salary. In addition, in the event that their employment is terminated in connection with a change in control, the officers are entitled to certain employee benefits during the one year period commencing on the date such termination occurs. In the event of the termination of their employment under certain circumstances not involving a change in control, including termination of their employment by the Company without cause or a material diminution of their responsibilities, the agreements provide that the officers shall receive a severance payment equal to their annual base salary as well as certain employee benefits during the one year period following such termination. For purposes of the agreements a “change in control” shall be deemed to have occurred when any person becomes the beneficial owner directly or indirectly of more than fifty percent of the combined voting power of the Company’s outstanding stock or the stockholders of the Company approve a merger or consolidation of the Company with another corporation or a plan of liquidation or an agreement for the sale or disposition of substantially all of the Company’s assets. The agreements also contain a non-compete provision applicable for a period of one year following termination of employment and provisions regarding preservation of the confidentiality of Company information.

Option Grants in Fiscal Year Ended April 2, 2005

The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended April 2, 2005. Pursuant to applicable regulations of the Securities and Exchange Commission, the table below sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.

	Individual Grants
	Number of securities underlying options granted (1)	Percentage of total options granted to employees in FY05	Exercise or base price per share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%

Brad Nutter	100,000	16.25	$26.105	5/05/2014	$1,641,729.42	$4,160,464.69
Peter Allen	15,000	2.44	$26.105	5/05/2014	$246,259.41	$624,069.70
Brian Concannon	15,000	2.44	$26.105	5/05/2014	$246,259.41	$624,069.70
Ronald Ryan	10,000	1.63	$26.105	5/05/2014	$164,172.94	$416,046.47
Robert Ebbeling	15,000	2.44	$26.105	5/05/2014	$246,259.41	$624,069.70

(1) Options vest at the rate of 25% per year over the four years following the grant date (except in the case of death, termination or retirement).
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(2) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company’s common stock. There can be no assurance that the values reflected in this table will be achieved. On May 9, 2005 the closing price of the Company’s common stock on the New York Stock Exchange was $39.09

Aggregated Option Exercises in Fiscal Year Ended April 2, 2005 and Option Values at April 1, 2005

The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at April 1, 2005.

	Unexercised Options at April 1, 2005				Value of Unexercised Options at April 1, 2005 (1)
	Number of Shares acquired on exercise	Value realized	Exercisable	Not exercisable	Exercisable	Not exercisable

Brad Nutter	0	$0	150,000	250,000	$2,926,500.00	$4,458,000.00
Peter Allen	0	$0	25,000	90,000	$499,000.00	$1,726,725.00
Brian Concannon	0	$0	25,000	90,000	$469,625.00	$1,638,600.00
Ronald Ryan	0	$0	186,822	24,380	$4,186,479.59	$288,462.60
Robert Ebbeling	0	$0	100,631	28,500	$2,069,079.53	$357,760.00

 (1) Value of unexercised stock options represents the difference between the exercise price of the stock options and $41.42, the closing price of the Company’s common stock on the New York Stock Exchange on April 1, 2005.

Stock Plans

The following table sets forth information as of April 2, 2005 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance under equity compensation plans(excluding securities reflected in columns (a) (1)(2)

Equity Compensation Plans approved by security holders	3,465,829	$25.54	774,064
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	3,465,829	$25.54	774,064

(1)	Includes 161,689 shares available for purchase under the Employee Stock Purchase Plan in future purchase periods.

(2)	The 2000 Long –Term Incentive Plan is the only plan with shares available for grant. If stockholders approve the 2005 Long-Term Incentive Compensation Plan, the 2000 Long-Term Incentive Plan will be cancelled and no further options will be granted under it.
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Compensation and Management Development Committee Interlocks and Insider Participation

During the fiscal year ended April 2, 2005 the members of the Compensation Committee were, Ronald Gelbman, Susan Bartlett Foote and Pedro P. Granadillo. No member of the Compensation Committee was an executive officer or employee of the Company or any of its subsidiaries during fiscal year 2005.

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COMPARATIVE PERFORMANCE GRAPH

The following performance graph compares the cumulative total stockholder return for the period commencing March 31, 2000 through April 2, 2005 among the Company, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index. The graph assumes one hundred dollars invested on March 31, 2000 in the Company’s common stock, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index and also assumes reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG HAEMONETICS CORPORATION, THE S & P 500 INDEX AND THE S & P HEALTH CARE EQUIPMENT INDEX

	Cumulative Total Return

	3/00	3/01	3/02	3/03	3/04	3/05

Haemonetics Corporation	100.00	147.11	141.07	97.11	139.78	187.38
S&P 500	100.00	78.32	78.51	59.07	79.82	85.16
S&P Healthcare Equipment	100.00	102.21	111.90	102.16	143.06	145.32
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ITEM 2 – APPROVAL OF 2005 LONG-TERM INCENTIVE COMPENSATION PLAN

There will be presented at the meeting a proposal to approve the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan (the “Plan”), which was adopted by the Board of Directors on March 31, 2005.

The Board of Directors recommends that the stockholders approve the Plan, a copy of which may be obtained from the Secretary of the Company upon request.

The Company believes that it is in the best interest of its stockholders to adopt incentive compensation programs which align the interests of participants with those of the stockholders. The Company’s 2000 Long-Term Incentive Plan will be terminated in August, 2005 if the Plan is approved by the stockholders. Accordingly, the Company believes it is necessary to adopt the Plan so that the Company will be able to continue to offer an incentive compensation program which will be attractive to current and prospective key employees whose long-term employment is considered essential to our business plan. Such awards are intended to align participants’ and stockholders’ interests. Upon approval of the Plan by stockholders, no further options will be granted under the 2000 Long-Term Incentive Plan. Options granted under that plan will continue to remain outstanding under the terms thereof.

Set forth below is a summary of the principal provisions of the Plan.

Purpose.   The Plan is intended to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract and retain employees and directors upon whose efforts and initiative the growth and success of the Company depends.

Types of Awards Authorized. The Plan permits the issuance of awards consisting of stock options, stock appreciation rights (“SARs”), restricted stock, performance shares, deferred stock/restricted stock unit awards and other stock unit awards.

Number of Shares.  The maximum number of shares reserved for issuance to participants under the Plan is 3,100,000. The maximum number of shares that may be issued pursuant to incentive stock options may not exceed 500,000. Any shares that are subject to the award of stock options shall be counted against this limit as one (1) share for every one (1) share issued. Any shares that are subject to awards other than stock options shall be counted against this limit as 2.1 shares for every one (1) share granted.

Any shares covered by an award (or portion of an award) granted under the Plan which is cashed out, forfeited, cancelled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or part of the option price or purchase price of an award, or if any shares payable with respect to any award are retained by the Company in satisfaction of the Participant’s obligation for taxes, the number of shares actually tendered or retained shall not become or again be, as the case may be, included in the share limit described above.

It is not possible to state the employees who will receive awards under the Plan in the future, nor the amount of awards which will be granted thereunder. Reference is made to the section entitled “Executive

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Compensation” in this Proxy Statement for information concerning options granted and exercised by the named executive officers during the most recent fiscal year and options outstanding at April 2, 2005 and to the report of the Compensation Committee herein which has recommended that, if stockholders approve the Plan, Mr. Nutter be granted an option for the purchase of 200,000 shares of common stock, under the Plan. Such option would be granted at fair market value at the date of grant (which would not be before stockholder approval)

Administration and Eligibility. The Plan is administered by the Compensation and Management Development Committee (the “Committee”) comprised entirely of independent directors. The present members of the Committee are Ronald G. Gelbman, Susan Bartlett Foote, and Pedro P. Granadillo. As permitted by law and the terms of the Plan, the Committee may delegate its authority under the Plan. Awards may be granted under the Plan to all employees of the Company and its subsidiaries and to directors of the Company. The Plan provides that options designated as incentive stock options may be granted only to officers and employees of the Company or any subsidiary. In determining a person’s eligibility to be granted an award, the Committee takes into account the person’s position and responsibilities, the nature and value to the Company or its subsidiaries of such person’s service and accomplishments, such person’s present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee deems relevant.

Amendment Modification and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part. No termination, amendment, or modification of the Plan shall adversely affect in any material way any award previously granted under the Plan, without the written consent of the participant holding such award. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive incentive stock options under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which the Company’s shares are traded.

Limitations on Awards. The 2005 Plan provides that no participant may be granted in any fiscal year:

•	options to purchase more than 600,000 shares of the Company’s common stock,

•	stock appreciation rights with respect to more than 250,000 shares of the Company’s common stock,

•	more than 250,000 shares of restricted stock,

•	restricted stock units exceeding $7,000,000,

•	deferred stock units exceeding $7,000,000,

•	performance share units with respect to more than a fair market value of 250,000 shares of the Company’s common stock (measured on the date of grant) or

•	other stock based awards exceeding $10,000,000

The maximum aggregate number of shares that may be granted as awards in any one fiscal year to a director who is not an employee shall be equal to the fair market value of 10,000 shares (measured at the date of grant) and the maximum aggregate number of shares that may be granted to any director who is not an employee cumulatively under the Plan is 350,000.

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Section 162(m). Section 162(m) of the Internal Revenue Code (“the “Code”) generally limits to $1 million the annual corporate income tax deduction for compensation which is not “performance-based” paid to each of the chief executive officer and the four other highest paid executive officers of a publicly-held corporation. The Company intends incentive stock options and non-qualified stock options awarded under the Plan granted with an exercise price at least equal to the fair market value of the stock on the date of grant to qualify for the performance-based exception from the $1 million deduction limitation. In addition, if the Plan is approved by the stockholders, awards under the Plan are intended to be eligible for treatment as “performance based” compensation under Section 162(m) by reason of being conditioned upon one or more of the specific performance criteria described below under “Performance Measures.”

Section 409A Compliance. Section 409A of the Code, which was enacted in late 2004, provides that non-qualified deferred compensation plans must meet specified rules relating to the timing of deferral elections, the timing of distributions of the deferred compensation and changes in the form or timing of payments of deferred compensation. Section 409A also imposes limits on the manner in which non-qualified deferred compensation plans may be funded and specifies penalties that will apply to a non-qualified deferred compensation plan that does not meet the rules. While awards granted under the Plan are intended to be exempt from, or meet the requirements of, Section 409A of the Code (unless the Board at the time of grant specifically provides that an award is not intended to comply with Section 409A), final guidance under that section has not been published. If an award is subject to Section 409A and does not meet the requirements of Section 409A, the participant generally will include in ordinary income in the first year of the failure, any compensation deferred with respect to the award for that year and all previous years (and earnings), to the extent not previously included in income and not subject to a substantial risk of forfeiture. Unless limited by section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as an employee recognizes ordinary income. The participant also will be subject to an additional tax of 20% on the amounts required to be included in income, as well as interest at the federal income tax underpayment rate plus 1% on the amounts that would have been included in income if the deferral had been included in the participant’s income in the year deferred, or if later, the year the award is no longer subject to a substantial risk of forfeiture.

Terms and Provisions of Awards. The terms and provisions of each award authorized by the Plan are outlined below. Each award grant will be evidenced by an award agreement which will specify the terms and provisions of that award.

Stock Options.  An option is a right granted to a participant under the Plan to purchase a share of the Company’s common stock at a specific price during a specified period of time. Options may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The option price for each option shall equal the fair market value of the shares at the time such option is granted. No incentive stock option will be granted to an employee who at the time the incentive stock option is granted owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary. The option price may not be decreased with respect to an outstanding option following the date of grant and no option will be replaced with another option with a lower option price. Each option granted to a participant shall expire at such time as the Committee shall determine at the time of grant, provided that an option must expire no later than the seventh anniversary of the date the option was granted. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each participant.

No incentive stock option granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All incentive stock options granted to a participant under the Plan shall be exercisable during such participant’s lifetime only by such participant. No incentive stock option shall be granted to an employee under the Plan to purchase shares as to which the aggregate fair market value (determined as of the date
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of grant) of the shares which first become exercisable by the employee in any calendar year exceeds $100,000. To the extent an option initially designated as an incentive stock option exceeds the value limit or otherwise fails to satisfy the requirements applicable to incentive stock option, it shall be deemed a non-qualified stock option and shall otherwise remain in full force and effect.

Except as otherwise provided in the applicable award agreement, no non-qualified stock option may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable award agreement, all non-qualified stock options granted to a participant shall be exercisable during such participant’s lifetime only by such participant.

Stock Appreciation Rights. A stock appreciation right or “SAR” is an award that consists of the right to be paid an amount measured by the appreciation in the fair market value of shares of our common stock on the date of grant to the date of exercise of the right. Stock appreciation rights may be granted to participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of stock appreciation rights granted to each participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such stock appreciation rights. The grant price of a stock appreciation right shall equal the fair market value of a share of the Company’s common stock on the date of grant.

The term of a stock appreciation right granted under the Plan shall be determined by the Committee, in its sole discretion, provided that a stock appreciation right must expire no later than the seventh anniversary of the date the stock appreciation right was granted.

Stock appreciation rights may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. The payment upon stock appreciation right exercise shall be in shares of the Company’s common stock. Any shares delivered in payment shall be deemed to have a value equal to the fair market value on the date of exercise of the stock appreciation right.

Except as otherwise provided in a participant’s award agreement, no stock appreciation right granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, all stock appreciation rights granted to a participant under the Plan shall be exercisable during such participant’s lifetime only by such participant.

Restricted Stock.  Restricted stock is an award that consists of shares of the Company’s common stock that may be subject to certain restrictions. Restricted stock may be granted to participants at any time and from time to time as shall be determined by the Committee. Except as provided in the award agreement, the restricted shares granted under the Plan may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee and specified in the restricted stock award agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the restricted stock award agreement. All rights with respect to the restricted shares granted to a participant under the Plan shall be available during such participant’s lifetime and prior to the end of the period of restriction only to such participant.

The Committee may impose such other conditions and/or restrictions on any shares of restricted shares granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each restricted share, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of

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the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

If the Committee so determines, participants holding shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those shares during the period of restriction.

During the period of restriction, participants holding shares of restricted stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of restricted shares granted to a participant is designed to comply with the requirements of the performance-based exception of Section 162(m) of the Code, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such restricted shares, such that the dividends and/or the restricted shares maintain eligibility for the performance-based exception.

Deferred Stock and Restricted Stock Units. The Committee may elect to award deferred stock units to participants in lieu of payment of a bonus or other award if so elected by a participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of deferred stock units valued in excess of the bonus or award deferred. A participant must make an election to receive deferred stock units in the calendar year before the calendar year in which the services related to the award are first performed. The Committee may require a participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a participant to elect to defer, receipt of all or any portion of any payment of cash or shares that otherwise would be due to such participant in payment or settlement of an award under the Plan, to the extent consistent with Section 409A of the Code. Such payments may include, among other things, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents. Settlement of any deferred stock units shall be made in a single sum of cash or shares.

The Committee may grant restricted stock units to participants in such amounts as the Committee may determine. Payment of vested restricted stock units, or, if a restricted stock unit award is subject to partial vesting, the vested portion of such award, shall be made in a single sum of cash or shares or a combination thereof as soon as practicable after the restricted stock units or portion of the award vests, but in no event later than two and one half (2½) months after the calendar year in which vesting occurs. It is intended that a restricted stock unit award be exempt from the application of Section 409A of the Code as a “short-term deferral.”

Other Stock Unit Awards. Other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property, may be granted to participants, either alone or in addition to other awards granted under the Plan, and such other stock units shall also be available as a form of payment in the settlement of other awards granted under the Plan. Other stock units shall be granted upon such terms, and at any time and from time to time, as shall be determined by the Committee.

Performance Shares. Performance share awards may be granted to participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Each performance share shall have an initial value equal to the fair market value of a share of the Company’s common stock on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance share awards that will be paid out to the participant. The time period during which the performance goals must be met is called a “performance period.”

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Subject to the terms of the Plan, after the applicable performance period has ended, the holder of performance share awards shall be entitled to receive a payout based on the number and value of performance shares awards earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

Payment of earned performance share awards shall be as determined by the Committee and, if applicable, as evidenced in the related award agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned performance shares awards in the form of cash or in shares (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned performance shares awards at the close of the applicable performance period.

Unless otherwise provided by the Committee, participants holding performance shares shall be entitled to receive dividend units with respect to dividends declared with respect to the shares represented by such performance shares.

Except as otherwise provided in a participant’s award agreement, performance shares awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Performance Measures. The general performance measures, the attainment of which may determine the degree of payout and/or vesting with respect to awards to covered employees that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code referred to above shall be chosen from among: revenue, earnings per share, operating income, net income (before or after taxes), cash flow (including but not limited to, operating cash flow and free cash flow), gross profit, growth in any of the preceding measures, gross profit return on investment, gross margin return on investment, working capital, gross margins, EBIT, EBITDA, return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, cost reduction through advanced technology, brand recognition/acceptance and product ship targets. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including an event not within the reasonable control of the Company’s management. Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level. Awards that are designed to qualify for the performance-based exception, and that are held by covered employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such awards downward). Changes in the general performance measures must be proposed by the Committee and approved by the Company’s stockholders, except that if applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Recapitalizations, Reorganizations, Change in Control. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of shares that may be delivered, in the number and class of and/or price of shares subject to outstanding awards granted under the Plan, and in the award limits, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the

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Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s or any award’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

In the event of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a change in control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the award agreement, the Board, in its sole discretion, may:

•	elect to terminate options or SARs in exchange for a cash payment equal to the amount by which the fair market value of the shares subject to such option to the extent the option or SAR has vested exceeds the exercise price with respect to such shares;

•	elect to terminate options or SARs provided that each participant is first notified of and given the opportunity to exercise his/her vested options for a specified period of time (of not less than 15 days) from the date of notification and before the option or SAR is terminated;

•	permit awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable award of the parent corporation or successor corporation (or its parent);

•	amend an award agreement or take such other action with respect to an award that it deems appropriate; or

•	implement any combination of the foregoing.

For purposes of the Plan, a change in control shall be deemed to have occurred if any person or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than 35% of the then outstanding common stock of the Company, shall acquire such additional shares of the Company’s common stock in one or more transactions, or a series of transactions such that following such transaction or transactions, such person or group and affiliates beneficially own 35% or more of the Company’s common stock outstanding.

The high and low sales prices of the Company’s common stock on the New York Stock Exchange on June 2, 2005 were $41.80 and $40.83, respectively.

Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences of the grant of an award pursuant to the Plan to the Company and to the participants in the Plan. The summary is based on the provisions of the Code and regulations, rulings and judicial decisions as of the date of this proxy statement. Such authorities could be changed so as to result in United States federal income consequences different from those discussed below. The following is only a summary of the effect of United States federal income taxation upon participants and us with respect to the grant, exercise and settlement of awards under Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable and does not discuss special rules which may apply if a participant is subject to Section 16 of the Securities Exchange Act of 1934.

•	Incentive Stock Options - An employee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the employee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the
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option and more than one year after exercise of the option (the “holding periods”), the employee will recognize long-term capital gains or losses equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the employee will recognize a capital gain equal to the excess, if any, of his or her sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price or (2) if the sale price is less than the exercise price, the employee will recognize a capital loss equal to the difference between the exercise price and the sale price. The Company ordinarily is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income which can occur only when the holding periods are not satisfied.

•	Non-Statutory Stock Options - A participant does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the participant generally recognizes ordinary income measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. The Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income. Upon a disposition of such shares by a participant, any difference between the sale price and the fair market value of the shares when income was previously recognized is treated as a long-term or short-term capital gain or loss, depending on the holding period.

•	Deferred Stock Units - If the deferred stock units meet the requirements of Section 409A of the Code, a participant generally will not recognize any taxable income upon the grant or vesting of the deferred stock units. A participant generally will recognize ordinary income when the units are paid in cash or shares of the Company’s common stock in an amount equal to the cash or the fair market value of the shares received. The ordinary income recognized by an employee in connection with a deferred stock unit will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

•	Performance Share Units - A participant generally will not recognize taxable income upon the grant or vesting of performance share units. Upon payment of cash or shares of the Company’s common stock based on the number and value of the performance share units earned over the performance cycle, a participant generally will recognize as ordinary income an amount equal to the cash and the fair market value of the shares received. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

•	Restricted stock - A participant who receives restricted stock will not recognize taxable income at the time of the award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture. The participant’s ordinary income is measured as the excess of the fair market value of the common stock on the date the shares are no longer subject to a substantial risk of forfeiture over the amount paid for the shares, if any. The participant may accelerate his or her recognition of ordinary income and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the excess of the fair market value of the shares on the date of the award over the amount paid for the shares, if any, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.
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•	Restricted Stock Units - Restricted stock units under the Plan are intended to be exempt from the application of the new rules for nonqualified deferred compensation plans under Section 409A of the Code as short-term deferrals. A participant generally will not recognize taxable income upon the grant or vesting of restricted stock units. Upon payment of cash or shares of the Company’s Common Stock based on the number and value of the restricted stock units, a participant generally will recognize as ordinary income an amount equal to the cash or the fair market value of the shares received. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, The Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

•	Stock Appreciation Rights – To the extent that a grant of an SAR is exempt from the application of the new rules under Section 409A of the Code because it is granted at fair market value and settled only in publicly traded stock, the grant of SARs under the Plan normally will not result in the recognition of taxable income by a participant. A participant generally will recognize ordinary income in the year of exercise of a SAR in an amount equal to the fair market value of the shares, if any, paid to the participant upon the exercise of the SAR. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company ordinarily is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

ITEM 3 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP, (“E&Y”) as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 1, 2006.

Representatives of E&Y are expected to be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

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AUDIT COMMITTEE REPORT(1)

Audit Committee Financial Expert

The Board has determined that all audit committee members are financially literate under the current listing standards of the New York Stock Exchange (NYSE). The Board also determined that Mr. Lawrence Best qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (SEC) rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Audit Committee Report

The Audit Committee is comprised of three or more directors, who meet the applicable independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission, as determined by the Board, and operates under a written charter adopted by the Board (attached as Exhibit A).

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board regularly. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements and for reviewing the Company’s unaudited interim consolidated financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accounting firm, internal auditors and management of the Company. The Audit Committee is also directly responsible for the appointment and termination (subject to stockholder ratification) and the compensation of the independent registered public accounting firm.

In this context, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended April 2, 2005 with management and with the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company’s audited consolidated financial statements included the independent registered public accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Committee also discussed with the independent registered public accounting firm other matters required by the Statement on Auditing Standards (“SAS”) No. 61 “Communication with Audit Committees,” as amended by SAS No. 90 “Audit Committee Communications.”

The Company’s independent registered public accounting firm provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committees.” The Committee discussed with the independent registered public accounting

(1)	The material in this report, including the audit committee Charter, is not “soliciting material,” is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
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firm their independence from both management and the Company, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. The Audit Committee’s policy is to pre-approve all audit and permissible non audit services provided by the independent registered public accounting firm. All audit and non audit services performed by the independent registered public accounting firm during this year ended April 2, 2005 were pre-approved in accordance with this policy.

Fees paid to the Company’s independent registered public accounting firm for fiscal 2005 and 2004 were comprised of the following:

	FY 2005	FY 2004

Audit Fees	$1,110,000	$551,000
Audit - Related Fees	$90,000	$24,000
Tax Fees	$418,000	$403,000
All Other Fees	$4,000	—

Total	$1,622,000	$978,000

Audit fees consist of fees billed for the annual audit on consolidated financial statements and the audit services, including provision of consent and review of documentation filed with the SEC.
Audit related fees consist of fees for advice in connection with management’s assessment of internal controls over financial reporting and audit of employee benefit plan. Tax fees include all fees paid for tax compliance, reporting, and planning.

Based on the Committee’s discussion with management and the independent registered public accounting firm, and the Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 2, 2005 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Benjamin L. Holmes, Chairman
Lawrence C. Best
Ronald G. Gelbman
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ADDITIONAL INFORMATION

Stockholder Proposals

Any proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Stockholders must be received at the Company’s principal executive offices in Braintree, Massachusetts on or before February 17, 2006. Any notice of a proposal submitted outside the processes of Rule 14a-8 which a stockholder intends to bring before the Company’s 2006 Annual Meeting of Stockholders will be untimely under the By-Laws of the Company unless notice thereof is given by the stockholder to the Secretary of the Company not later than April 28, 2006, nor earlier than February 26, 2006.

In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a stockholder proposal to be raised at its 2006 Annual Meeting on or before May 3, 2006, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2006 Annual Meeting.

Other Matters

Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Voting Proxies

The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors’ recommendations.

By Order of the Board of Directors

Alicia R. Lopez Secretary

Braintree, Massachusetts
June 17, 2005
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Exhibit A

Haemonetics Corporation

Charter of the Audit Committee

Organization

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors of Haemonetics Corporation (the “Company”). The Committee shall be comprised of three or more directors, recommended by the Nominating and Governance Committee of the Board, for appointment by the full Board of Directors. The members of the Committee shall meet the independence and experience requirements of applicable statutes and regulations, including the requirements of the New York Stock Exchange (“NYSE”), Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (“SEC”). All Committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by SEC regulations.

Purpose

The Committee shall provide assistance to the Board in fulfilling the Board’s oversight responsibility relating to: the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; and the performance of the Company’s internal audit function and independent registered public accounting firm.

The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board regularly. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements and for reviewing the Company’s unaudited interim financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accounting firm, internal auditors and management of the Company.

The Committee shall be directly responsible for (1) the appointment and termination (subject, if applicable, to stockholder ratification) and (2) the compensation, and oversight of the work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting. The independent registered public accounting firm shall report directly to the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company

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shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent registered public accounting firm and to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm (subject to the de minimis exceptions for non-audit services provided for in Section 10A(i)(1)(B) of the Exchange Act, and the rules promulgated thereunder, which are approved by the Committee prior to the completion of the audit). The Committee shall not engage the independent registered public accounting firm to perform the specific non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member or members of the Committee pursuant to policies and procedures established by the Committee in accordance with applicable law and SEC regulations. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent registered public accounting firm describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent registered public accounting firm and the Company (to assess the independent registered public accounting firm’s independence).

The Committee shall set clear hiring policies for employees or former employees of the independent registered public accounting firm that comply with the SEC regulations and NYSE listing standards.

The Committee shall discuss with the internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

The Committee shall discuss with management, the internal auditors, and the independent registered public accounting firm the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures with respect to risk assessment and risk management and the steps management has taken to monitor and control the Company’s major financial risk exposures.

The Committee shall meet separately periodically with management, the internal auditors, and the independent registered public accounting firm to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent registered public accounting firm to meet privately with the members of the Committee. The Committee shall review with the independent registered public accounting firm any audit problems or difficulties and management’s response.

The Committee shall receive regular reports from the independent registered public accounting firm on (1) the critical policies and practices of the Company, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and (3) other material written communications between the independent registered public accounting firm and management such as any management letter or schedule of unadjusted differences.

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The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent registered public accounting firm prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent registered public accounting firm under generally accepted auditing standards. [A designated member of the Committee may represent the entire Committee for the purposes of this review.]

The Committee shall review with management and the independent registered public accounting firm the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent registered public accounting firm under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. At least annually the Committee shall review and reassess this Charter and recommend any proposed changes to the Board for approval.

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Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan

Effective __________, 2005

-i-

Article 1.  Establishment, Objectives, and Duration

          1.1        Establishment of the Plan. Haemonetics Corporation, a Massachusetts corporation, hereby adopts the “Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock/Restricted Stock Units, Other Stock Units and Performance Shares.

          Subject to approval by the Company’s stockholders, this Plan shall become effective as of ____________, 2005 (the “Effective Date”). Awards may be granted under this Plan prior to such stockholder approval; provided, the effectiveness of such Awards shall be contingent on such stockholder approval being obtained.

          1.2        Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

          The Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

          1.3        Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of when (a) all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions or (b) the seventh (7th) anniversary of the Effective Date. However (in case of any amendment to the previous sentence), in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

Article 2.  Definitions

          Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

          2.1        “Award”  means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock/Restricted Stock Units, Other Stock Units or Performance Shares.

          2.2        “Award Agreement”  means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

          2.3        “Beneficial Owner”  or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          2.4        “Board” or “Board of Directors” means the Board of Directors of the Company.

          2.5        “Change in Control” shall be deemed to have occurred if any person or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty-five percent (35%) of the then outstanding common stock of the Company, shall acquire such additional shares of the Company’s common stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty-five percent (35%) or more of the Company’s common stock outstanding.

          2.6        “Code”  means the Internal Revenue Code of 1986, as amended from time to time.

          2.7        “Committee”  means the committee appointed from time to time by the Company’s Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term “Committee” as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

          2.8        “Company”  means Haemonetics Corporation, a Massachusetts corporation, and any successor thereto as provided in Article 18 hereof.

          2.9        “Covered Employee”  means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

          2.10      “Deferred Stock Unit”  means an Award granted to a Participant pursuant to Article 9 hereof.

          2.11      “Director”  means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

          2.12      “Disability”  shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

          2.13      “Effective Date”  shall have the meaning ascribed to such term in Section 1.1 hereof.

          2.14      “Employee”  means any employee of the Company or its Subsidiaries.

          2.15      “Exchange Act”  means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          2.16      “Fair Market Value”  as of any date and in respect of any Share means the average of the high and low trading prices for the Shares as reported on the New York Stock Exchange for that date, or if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported, unless otherwise determined by the Committee. In no event shall the fair market value of any Share be less than its par value.

          2.17      “Incentive Stock Option”  or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

          2.18      “Insider”  shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

          2.19      “Key Employee” shall mean an employee (as defined in Code Section 416(i) (but without regard to paragraph (5) thereof)) of the Company.

          2.20      “Nonqualified Stock Option”  or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

          2.21      “Option”  means an Incentive Stock Option or a Nonqualified Stock Option.

          2.22      “Option Price”  means the price at which a Share may be purchased by a Participant pursuant to an Option.

          2.23      “Other Stock Unit Award”  means an Award granted to a Participant, as described in Article 10 hereof.

          2.24      “Participant”  means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

          2.25      “Performance-Based Exception”  means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

          2.26      “Performance Share”  means an Award granted to a Participant, as described in Article 11 hereof.

          2.27      “Period of Restriction”  means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

          2.28      “Person”  shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a “group” as defined in Section 13(d) thereof and the rules promulgated.

          2.29      “Restricted Stock”  means an Award granted to a Participant pursuant to Article 8 hereof.

          2.30      “Restricted Stock Unit”  means an Award granted to a Participant pursuant to Article 9 hereof.

          2.31      “Shares”  means shares of the Company’s common stock, par value $.01 per share.

          2.32      “Stock Appreciation Right”  or “SAR” means an Award granted pursuant to the terms of Article 7 hereof.

          2.33      “Subsidiary”  means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, “Subsidiary” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

          2.34      “Ten Percent Shareholder”  means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, within the meaning of Code Section 422.

Article 3.  Administration

          3.1        General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are “outside directors”, as that term is defined in Code Section 162(m) and the regulations thereunder.

          3.2        Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees and Directors who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including, but not limited to, termination provisions); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

          3.3        Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4.  Shares Subject to the Plan and Maximum Awards

          4.1        Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall equal 3,100,000. Subject to adjustment as provided in Section 4.2 hereof, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 500,000. Any Shares that are subject to Awards of Stock Options shall be counted against this limit as one (1) Share for every one (1) Share issued. Any Shares that are subject to Awards other than Stock Options shall be counted against this limit as 2.1 Shares for every one (1) Share granted.

          Any Shares covered by an Award (or portion of an Award) granted under the Plan which is cashed out, forfeited, canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the Option Price or purchase price on an Award or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant’s obligation for taxes, the number of shares actually tendered or retained shall not become or again be, as the case may be, included in the Share limit described in this Section 4.1.

          Shares may be authorized or unissued shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

          The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

(a)	Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 600,000.

(b)	SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 250,000.

(c)	Restricted Stock: The maximum aggregate number of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 250,000.

(d)	Deferred Stock/Restricted Stock Unit Awards: The maximum aggregate grant or award with respect to Awards of Deferred Stock Units made in any one fiscal year to any one Participant may not exceed $7,000,000. The maximum aggregate grant with respect to Awards of Restricted Stock Units made in any one fiscal year to any one Participant may not exceed $7,000,000.

(e)	Other Stock Unit Awards: The maximum aggregate grant with respect to Awards of Other Stock Units made in any one fiscal year to any one Participant may not exceed $10,000,000.

(f)	Performance Shares Awards: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one

Participant shall be equal to the Fair Market Value of 250,000 Shares (measured on the date of grant).

          Notwithstanding anything in the Plan to the contrary and subject to adjustment as provided in Section 4.2, the maximum aggregate number of Shares that may be granted as Awards in any one fiscal year to a Director shall be equal to the Fair Market Value of 10,000 Shares (measured on the date of grant) and the maximum aggregate number of Shares that may be granted as Awards to any Director cumulatively under this Plan is 350,000.

          The maximum amount that may be paid under the Annual Target Bonus Plan in any one fiscal year to a participant in that plan shall be $2 million.

          4.2        Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

          4.3        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s or any Award’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

Article 5.  Eligibility and Participation

          5.1        Eligibility. Persons eligible to participate in this Plan include all Employees and Directors of the Company and its Subsidiaries.

          5.2        Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

Article 6.  Stock Options

          6.1        Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

          6.2        Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

          6.3        Option Price. The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. No ISOs will be granted to a Ten Percent Shareholder. The Option Price may not be decreased with respect to an outstanding Option following the date of grant and no option will be replaced with another option with a lower Option Price.

          6.4        Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an Option must expire no later than the seventh (7th) anniversary of the date the Option was granted.

          6.5        Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

          6.6        Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

          Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to the Committee’s approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); (c) subject to the Committee’s approval, by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sales proceeds to pay the Option Price; (d) subject to the Committee’s approval, by a combination of (a), (b), or (c); or (e) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

          Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

          Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

          Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

          6.7        Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

          6.8        Nontransferability of Options.

(a)	Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.

          6.9        Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7.  Stock Appreciation Rights

          7.1        Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

          Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

          The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

          7.2        SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

          7.3        Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that an SAR must expire no later than the seventh (7th) anniversary of the date the SAR was granted.

          7.4        Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

          7.6        Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

(b)	The number of Shares with respect to which the SAR is exercised.

          The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

          7.7        Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

Article 8.  Restricted Stock

          8.1        Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

          8.2        Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

          8.3        Transferability.  Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted

Stock granted to a Participant under the Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant.

          8.4        Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

          To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

          Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

          8.5        Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

          8.6        Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

Article 9.  Deferred Stock and Restricted Stock Units

          9.1         Award of Deferred Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may award Deferred Stock Units to Participants in lieu of payment of a bonus or other Award if so elected by a Participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of Deferred Stock Units valued in excess of the bonus or Award deferred.

          9.2         Election to Receive Deferred Stock Units.  A Participant must make an election to receive Deferred Stock Units in the calendar year before the calendar year in which the services related to the Award are first performed. The Committee may require a Participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or Shares that otherwise would be due to such Participant in payment or settlement of an Award under the Plan, to the extent consistent with Section 409A of the Code. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents.) Settlement of any Deferred Stock Units shall be made in a single sum of cash or Shares.

          9.3        Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to Participants in such amounts as the Committee may determine.

          9.4         Restricted Stock Units Agreement. Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the date or dates and any other terms and conditions on which the Restricted Stock Units may vest and such other terms and conditions of the grant as the Committee shall determine.

          9.5         Form and Timing of Payment of Restricted Stock Units. Payment of vested Restricted Stock Units, or, if a Restricted Stock Unit Award is subject to partial vesting, the vested portion of such Award, shall be made in a single sum of cash or Shares or a combination thereof as soon as practicable after the Restricted Stock Units or portion of the Award vests, but in no event later than 2½ months after the calendar year in which vesting occurs. It is intended that a Restricted Stock Unit Award be exempt from the application of Section 409A of the Code as a “short-term deferral.”

Article 10. Other Stock Unit Awards

          10.1      Grant of Other Stock Unit Awards. Subject to the terms of the Plan, Other Stock Unit Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Units shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Units shall be granted upon such terms, and at any time and from time to time, as shall be determined by the Committee.

          10.2      Award Agreement. Each Other Stock Unit grant shall be evidenced by an Other Stock Unit Agreement that shall specify the restrictions upon such Other Stock Units, if any, the number of Other Stock Units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

Article 11.  Performance Shares

          11.1      Grant of Performance Shares Awards.  Subject to the terms of the Plan, Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

          11.2      Award Agreement.  At the Committee’s discretion, each grant of Performance Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

          11.3      Value of Performance Shares Awards. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares Awards that will be paid out to the Participant. For purposes of this Article 11, the time period during which the performance goals must be met shall be called a “Performance Period.”

          11.4      Earning of Performance Shares Awards.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares Awards shall be entitled to receive a payout based on the number and value of Performance Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

          11.5      Form and Timing of Payment of Performance Shares Awards. Payment of earned Performance Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

          Unless otherwise provided by the Committee, Participants holding Performance Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Shares.

          11.6      Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

Article 12.  Performance Measures

          Unless and until the Committee proposes for shareholder vote and the Company’s shareholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to

Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among: revenue, earnings per share, operating income, net income (before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), gross profit, growth in any of the preceding measures, gross profit return on investment, gross margin return on investment, working capital, gross margins, EBIT, EBITDA, return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Additionally, the Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including an event not within the reasonable control of the Company’s management.

          Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

          Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

          If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 13.  Rights of Participants

          13.1      Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company’s or its Subsidiaries’ employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or directorship at any time.

          13.2      Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          13.3      Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 11.5 or in the applicable Award Agreement consistent with Articles 8, 9, 10, or 11, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares.

Article 14.  Termination of Employment/Directorship

                Upon termination of the Participant’s employment or directorship for any reason other than Disability, death, or, in the case of NQSOs, retirement, an Option granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Option at the date of termination. Upon termination of the Participant’s employment or directorship due to retirement (as defined in the Award Agreement), a NQSO granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of two (2) years after the date of termination due to retirement (as defined in the Award Agreement) but only if, and to the extent that, the Participant was entitled to exercise the Nonqualified Stock Option at the date of termination. Upon termination of the Participant’s employment or directorship for any reason other than Disability or death, all Awards other than Options shall be treated as set forth in the applicable Award Agreement. If the employment or directorship of a Participant terminates by reason of the Participant’s Disability or death, all Awards shall be treated as set forth in the applicable Award Agreements.

                Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

                Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document.

                An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 15.  Change in Control

          In the event of (1) any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (2) a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

(a)	elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

(b)	elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

(c)	permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(d)	amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

(e)	implement any combination of the foregoing.

Article 16.  Amendment, Modification, and Termination

          16.1      Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

          16.2      Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

          16.3      Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

Article 17.  Withholding

          The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Section 17 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options or SARs; (ii) the date of payment, in the case of Performance Shares/Deferred Stock Units/Restricted Stock Units; or (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Section 17 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 18.  Successors

          All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Article 19.  General Provisions

          19.1      Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          19.2      Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          19.3      Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          19.4      Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

          19.5      Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

          19.6      Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          19.7      No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 16.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

          19.8      Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

          19.9      Governing Law. The Plan and each Award Agreement shall be governed by the laws of Massachusetts, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Massachusetts, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

          19.10  Compliance with Code Section 409A. No Award that is subject to Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of ____________, 2005	Haemonetics Corporation

By: ______________________________
Chief Executive Officer

Date of Shareholder Approval: __________________

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY HAEMONETICS CORPORATION			For	With- hold	For All Except
	ANNUAL MEETING OF STOCKHOLDERS JULY 27, 2005		1.	ELECTION OF DIRECTORS:	☐	☐	☐
      The undersigned hereby appoints Ronald A. Matricarla and Brad Nutter, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Wednesday, July 27, 2005 at Haemonetics Corporate Headquarters, 400 Wood Road, Braintree, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.
Lawrence C. Best Richard J, Meelia Ronald L. Merriman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

					For	Against	Abstain
			2.	To approve the Haemonetics Corporation 2005 Long-Term Incentive Plan.	☐	☐	☐
			3.	To ratify the selection of Ernst & Young LLP as independent public accountants for the current fiscal year.	☐	☐	☐
			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR ITEMS 2 AND 3.

Please be sure to sign and date this Proxy in the box below.		Date

      Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Stockholder sign above	Co-holder (if any) sign above

á Detach above card, sign, date and mail in postage paid envelope provided. á
HAEMONETICS CORPORATION
PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ABOVE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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